IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 12, 2020

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED SEPTEMBER 30, 2019, OF

WESTERN ASSET ADJUSTABLE RATE INCOME FUND (THE “FUND”)

THE FOLLOWING CHANGES WILL BE EFFECTIVE ON OR ABOUT APRIL 22, 2020.

1) The Fund will be renamed Western Asset Ultra-Short Income Fund.

2) The Fund’s investment objective will become:

The Fund seeks current income and capital preservation while maintaining liquidity.

3) The Fund’s current policy to, under normal circumstances, invest at least 80% of its assets in adjustable rate income securities will be eliminated and the following disclosure will replace in its entirety the section of the Fund’s Summary Prospectus and Prospectus titled “Principal investment strategies”:

Under normal circumstances, the Fund will invest its assets in debt obligations, other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar denominated short-term debt instruments, including bank obligations, commercial paper and asset-backed securities, mortgage-backed securities (including U.S. government and privately issued mortgage-backed securities, collateralized mortgage obligations and mortgage-related derivative securities), U.S. government agency or instrumentality securities, corporate loans, corporate debt securities, structured instruments and repurchase agreements.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the Fund’s subadviser, Western Asset Management Company, LLC (the “Subadviser”) but may invest up to 10% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, as estimated by the Subadviser of less than or equal to one year. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Fund may invest up to 10% of its assets in U.S. dollar denominated securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks – Derivatives” in the Fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The Fund may borrow money to buy additional securities or for other purposes.

4) The Fund’s new benchmark that will be used in the average annual total returns table in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance” will be the ICE BofA 3-Month U.S. Treasury Bill Index. Legg Mason Partners Fund Advisor, LLC and the Subadviser believe the ICE BofA 3-Month U.S. Treasury Bill Index will be a more appropriate benchmark for the Fund.

5) The following disclosure will replace the corresponding disclosure in the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Important information”:

Important information

The Fund seeks current income and capital preservation while maintaining liquidity.

The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the Fund will invest its assets in debt obligations, other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar denominated short-term debt instruments, including bank obligations, commercial paper and asset-backed securities, mortgage-backed securities (including U.S. government and privately issued mortgage-backed securities, collateralized mortgage obligations and mortgage-related derivative securities), U.S. government agency or instrumentality securities, corporate loans, corporate debt securities, structured instruments and repurchase agreements.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

6) The following disclosure replaces the corresponding disclosure in the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Credit quality”:

Credit quality

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the Subadviser) but may invest up to 10% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the Subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

7) The following disclosure will replace the corresponding disclosure in the section of the Fund’s SAI titled “INVESTMENT POLICIES – Investment Objective and Strategies – Investment Objective”:

•	Investment objective. The Fund seeks current income and capital preservation while maintaining liquidity.

8) The second, fourth and sixth bullet points in the section of the Fund’s SAI titled “INVESTMENT POLICIES – Investment Objective and Strategies” are deleted in their entirety.

9) The following disclosure will replace the corresponding disclosure in the third bullet point in the section of the Fund’s SAI titled “INVESTMENT POLICIES – Investment Objective and Strategies”:

•	The Fund may invest up to 10% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

THE FOLLOWING CHANGES ARE EFFECTIVE IMMEDIATELY.

10) The Fund’s management fee is reduced from 0.45% of the Fund’s average daily net assets to 0.30% of the Fund’s average daily net assets. In addition, the expense cap for each of Class A, Class I and Class IS shares is hereby reduced. As a result the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

10a. The following replaces the fee table and expense example in the section of the Fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class C1	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None	1.00	None	None	None	None
Small account fee[2]	$15	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class C1	Class R	Class I	Class IS
Management fees	0.30	0.30	0.30	0.30	0.30	0.30
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	0.50	None	None
Other expenses	0.25	0.24	0.26	0.36[3]	0.25	0.17
Total annual fund operating expenses	0.80	1.54	1.31	1.16	0.55	0.47
Fees waived and/or expenses reimbursed[4]	(0.15)	—	—	(0.03)	(0.17)	(0.12)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.65	1.54	1.31	1.13	0.38	0.35

[1]	Maximum deferred sales charge (load) may be reduced over time.

[2]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[3]	“Other expenses” for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.65% for Class A shares, 1.63% for Class C shares, 1.38% for Class C1 shares, 1.13% for Class R shares, 0.38% for Class I shares and 0.35% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	66	240	429	975
Class C (with redemption at end of period)	257	487	839	1,835
Class C (without redemption at end of period)	157	487	839	1,835
Class C1 (with or without redemption at end of period)	133	414	717	1,578
Class R (with or without redemption at end of period)	115	366	635	1,406
Class I (with or without redemption at end of period)	39	159	290	672
Class IS (with or without redemption at end of period)	36	139	251	581

10b. The section of the Fund’s Prospectus entitled “More on fund management – Expense limitation” is deleted in its entirety and replaced with the following:

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.65% for Class A shares, 1.63% for Class C shares, 1.38% for Class C1 shares, 1.13% for Class R shares, 0.38% for Class I shares and 0.35% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2021, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.

10c. The management fee disclosed in the Prospectus under the caption “More on fund management – Management fee” is amended and restated as follows:

The Fund pays a management fee at an annual rate of 0.30% of its average daily net assets.

10d. The management fee disclosed in the Fund’s SAI in the seventh paragraph and following table under the caption “Investment management and service provider information – Manager” is amended and restated as follows:

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Investment Management Fee Rate (% of Average Daily Net Assets)
0.30

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

WASX577553

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